WHEN RECORDED MAIL TO

 James L. Gregory III, Esq.
 Thacher Proffitt & Wood
 2 World Trade Center
 New York, New York  10048

                                  SPACE ABOVE THIS LINE FOR RECORDER'S USE


                           MULTIFAMILY DEED OF TRUST,
                   ASSIGNMENT OF RENTS AND SECURITY AGREEMENT
                          COLLATERAL INCLUDES FIXTURES


      THIS DEED OF TRUST (herein "Instrument") is made as of this 1st day of July, 1996, among the Trustor/Grantor, ANGELES INCOME PROPERTIES, LTD. II, a California limited partnership whose address is c/o Insignia Financial Group, Inc., 1 Insignia Financial Plaza, Greenville, South Carolina 29602 (herein "Borrower"), COMMONWEALTH LAND TITLE INSURANCE COMPANY OF NORTH CAROLINA, as Trustee (herein "Trustee"), and the Beneficiary, LEHMAN BROTHERS HOLDINGS INC. d/b/a LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a corporation organized and existing under the laws of Delaware, whose address is Three World Financial Center, New York, New York (herein "Lender").

      BORROWER, in consideration of the indebtedness herein recited and the trust herein created, irrevocably grants, conveys and assigns to Trustee and Trustee's successors and assigns, in trust, with power of sale, the following described property located in Wake County, State of North Carolina:


              See Exhibit A attached hereto and made a part hereof.


      TO HAVE AND TO HOLD unto Trustee and Trustee's successors and assigns, forever, together with all buildings, improvements, and tenements now or hereafter erected on the property, and all heretofore or hereafter vacated alleys and streets abutting the property, and all easements, rights, appurtenances, rents (subject however to the assignment of rents to Lender herein), royalties, mineral, oil and gas rights and profits, water, water rights, and water stock appurtenant to the property, and all fixtures, machinery, equipment, engines, boilers, incinerators, building materials, appliances and goods of every nature whatsoever now or hereafter located in, or on, or used, or intended to be used in connection with the property, including, but not limited to, those for the purposes of supplying or distributing heating, cooling, electricity, gas, water, air and light; and all elevators, and related machinery and equipment, fire prevention and extinguishing apparatus, security and access control apparatus, plumbing, bath tubs, water heaters, water closets, sinks, ranges, stoves, refrigerators, dishwashers, disposals, washers, dryers, awnings, storm windows, storm doors, screens, blinds, shades, curtains and curtain rods, mirrors, cabinets, panelling, rugs, attached floor coverings, furniture, pictures, antennas, trees and plants; all of which, including replacements and additions thereto, shall be deemed to be and remain a part of the real property covered by this Instrument; and all of the foregoing, together with said property (or the leasehold estate in the event this Instrument is on a leasehold) are herein referred to as the "Property".

      TO SECURE TO LENDER (a) the repayment of the indebtedness evidenced by Borrower's note dated as of July 1, 1996 (herein "Note") in the principal sum of Six Million Six Hundred Thousand Dollars ($6,600,000.00), with interest thereon, with the balance of the indebtedness, if not sooner paid, due and payable on September 1, 1996, and all renewals, extensions and modifications thereof; (b) the repayment of any future advances, with interest thereon, made by Lender to Borrower pursuant to paragraph 30 hereof (herein "Future Advances"); (c) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Instrument; and (d) the performance of the covenants and agreements of Borrower herein contained.

      Borrower covenants that Borrower is lawfully seised of the estate hereby conveyed and has the right to grant, convey and assign the Property (and, if this Instrument is on a leasehold, that the ground lease is in full force and effect without modification except as noted above and without default on the part of either lessor or lessee thereunder), that the Property is unencumbered, and that Borrower will warrant and defend the title to the Property against all claims and demands, subject to any easements and restrictions listed in a schedule of exceptions to coverage in any title insurance policy insuring Lender's interest in the Property.

Non-Uniform Covenants. Borrower and Lender further covenant and agree as follows:

27. ACCELERATION; REMEDIES. Upon either: (a) any failure by Borrower to timely make any payment of principal, interest or other sums secured by this Instrument before the expiration of any applicable grace period, or (b) any failure by Borrower to observe or perform any other covenant or agreement contained in this Instrument, which failure is not cured within thirty (30) calendar days after notice by Lender to Borrower of such failure, then Lender at Lender's option may declare all of the sums secured by this Instrument to be immediately due and payable without further demand, and may invoke the power of sale and any other remedies permitted by applicable law or provided herein. Lender shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including, but not limited to, costs of documentary evidence, abstracts and title reports.

      If Lender invokes the power of sale and if it is determined in a hearing held in accordance with applicable law that Trustee can proceed to sale, Trustee shall take such action regarding notice of sale and shall give such additional notices to Borrower and to other persons as North Carolina law may require. After the lapse of such time as may be required by applicable law and after the publication of the notice of sale, Trustee shall sell the Property according to the laws of North Carolina. Trustee may sell the Property at the time and place and under the terms designated in the notice of sale in one or more parcels and in such order as Trustee may determine. Trustee may postpone sale of all or any parcel of the Property by public announcement at the time and place of any previously scheduled sale. Lender or Lender's designee may purchase the Property at any sale.

      Trustee shall deliver to the purchaser Trustee's deed conveying the Property so sold without any covenant or warranty, expressed or implied. The recitals in the Trustee's deed shall be prima facie evidence of the truth of the statements made therein. Trustee shall apply the proceeds of the sale in the following order: (a) to all costs and expenses of the sale, including, but not limited to, Trustee's fees of 5% of the gross sale price and costs of title evidence; (b) to all sums secured by this Instrument in such order as Lender, in Lender's sole discretion, directs; and (c) the excess, if any, to the person or persons legally entitled thereto.

28. RELEASE. Upon payment of all sums secured by this Instrument, Lender or Trustee shall cancel this Instrument. Borrower shall pay the reasonable costs incurred in cancelling this Instrument. If Trustee is requested to cancel this Instrument, all notes evidencing indebtedness secured by this Instrument shall be surrendered to Trustee.

29. SUBSTITUTE TRUSTEE. Lender may from time to time remove Trustee and appoint a successor trustee to any Trustee appointed hereunder by an instrument recorded in the county in which this Instrument is recorded. Without conveyance of the Property, the successor trustee shall succeed to all the title, power and duties conferred upon the Trustee herein and by applicable law.

30. FUTURE ADVANCES. Upon request of Borrower, Lender, at Lender's option within ten years of the date of this Instrument or any amendment thereto, may make Future Advances to Borrower. Such Future Advances, with interest thereon, shall be secured by this Instrument when evidenced by promissory notes stating that said notes are secured hereby. At no time shall the principal amount of the indebtedness secured by this Instrument, not including sums advanced in accordance herewith to protect the security of this Instrument, exceed the original amount of the Note (US $6,600,000.00) plus the additional sum of US $660,000.00.

                  (remainder of page intentionally left blank)


      IN WITNESS WHEREOF, Borrower has executed this Instrument or has caused the same to be executed under seal by its representatives thereunto duly authorized.


 ATTEST:                            ANGELES INCOME PROPERTIES, LTD. II, a
                                    California limited partnership
 /s/ Kelly M Buechler                                                 [SEAL]
 Secretary
                                    By:   Angeles Realty Corporation II, a
                                          California corporation, its general
 (Corporate Seal)                         partner

                                          By:    /s/ Robert D. Long, Jr.
                                                Name:Robert D. Long, Jr.
                                                Title:Vice-President/CAO




                            CORPORATE ACKNOWLEDGEMENT




STATE OF SC

COUNTY OF Greenville


      I, a Notary Public of the County and State aforesaid, certify that Kelly Buechler, personally appeared before me this day and acknowledged that (s)he is Assistant Secretary of Angeles Realty Corporation II, a California corporation, and that by authority duly given and as the act of the corporation in its capacity as a general partner in and on behalf of Angeles Income Properties, Ltd. II, a California limited partnership, the foregoing instrument was signed in its name by its Vice President, sealed with its corporate seal and attested by (him) (her) as its Assistant Secretary.

      Witness my hand and official stamp or seal, this 1st day of July, 1996.


                                    /s/ Antoinette M. Wolf
                                    Notary Public

My Commission Expires:

2/25/2004
    [NOTARIAL SEAL]